Entravision Communications

Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

SECOND QUARTER 2023 RESULTS

SANTA MONICA, CALIFORNIA, August 3, 2023 – Entravision Communications Corporation (NYSE: EVC), a leading global advertising solutions, media and technology company, today announced financial results for the three- and six-month periods ended June 30, 2023.

Second Quarter 2023 Highlights

•
Record quarterly advertising revenue
•
Net revenue up 23% over the prior-year quarter
•
Net loss attributable to common stockholders of $2.0 million compared to net income attributable to common stockholders of $8.5 million in the prior-year quarter
•
Consolidated EBITDA down 37% compared to the prior-year quarter
•
Operating cash flow up 7% over the prior-year quarter
•
Free cash flow down 89% compared to the prior-year quarter
•
Quarterly cash dividend of $0.05 per share

“We delivered another strong quarter at Entravision with record quarterly revenue of $273.4 million, increasing 23% year-over-year,” said Chris Young, Chief Financial Officer. “While elevated operating expenses led to a decline in adjusted EBITDA, we remain focused on managing expenses and leveraging our strong balance sheet to ensure we are well-positioned to grow in the current macroeconomic environment. We were also excited to welcome Michael Christenson as our new CEO at the beginning of July. We look forward to continuing to drive growth under his leadership."

Quarterly Cash Dividend

The Company announced today that its Board of Directors approved a quarterly cash dividend to shareholders of $0.05 per share on the Company's Class A and Class U common stock, in an aggregate amount of $4.4 million. The quarterly dividend will be payable on September 29, 2023 to shareholders of record as of the close of business on September 15, 2023, and the common stock will trade ex-dividend on September 14, 2023. The Company currently anticipates that future cash dividends will be paid on a quarterly basis; however, any decision to pay future cash dividends will be subject to approval by the Board.

Non-GAAP Financial Measures

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure is included beginning on page 10.

Entravision Communications

Unaudited Financial Highlights (In thousands, except share and per share data)

	Three-Month Period			Six-Month Period
	Ended June 30,			Ended June 30,
	2023	2022	% Change	2023	2022	% Change
Net revenue	$273,381	$221,695	23%	$512,387	$418,867	22%
Cost of revenue - digital (1)	195,836	144,965	35%	363,592	274,856	32%
Operating expenses (2)	56,630	47,371	20%	109,260	91,233	20%
Corporate expenses (3)	12,042	8,520	41%	22,544	17,244	31%
Foreign currency (gain) loss	697	993	(30)%	(259)	146	*

Consolidated EBITDA (4)	14,213	22,481	(37)%	27,235	40,594	(33)%

Free cash flow (5)	$1,558	$14,256	(89)%	$5,466	$28,583	(81)%

Net income (loss)	$(2,001)	$8,467	*	$(302)	$10,354	*
Net (income) loss attributable to redeemable noncontrolling interest	$12	$-	*	$12	$-	*
Net (income) loss attributable to noncontrolling interest	$-	$-	*	$342	$-	*
Net income (loss) attributable to common stockholders	$(1,989)	$8,467	*	$52	$10,354	(99)%

Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.02)	$0.10	*	$0.00	$0.12	(100)%

Weighted average common shares outstanding, basic	87,787,772	84,959,130		87,706,282	85,735,916
Weighted average common shares outstanding, diluted	87,787,772	86,985,817		89,807,095	87,803,178
(1)
Consists primarily of the costs of online media acquired from third-party publishers. Media cost is classified as cost of revenue in the period in which the corresponding revenue is recognized.
(2)
Operating expenses include direct operating and selling, general and administrative expenses. Included in operating expenses are $2.7 million and $0.9 million of non-cash stock-based compensation for the three-month periods ended June 30, 2023 and 2022, respectively, and $4.6 million and $1.9 million of non-cash stock-based compensation for the six-month periods ended June 30, 2023 and 2022, respectively.
(3)
Corporate expenses include $3.2 million and $1.7 million of non-cash stock-based compensation for the three-month periods ended June 30, 2023 and 2022, respectively, and $5.4 million and $3.3 million of non-cash stock-based compensation for the six-month periods ended June 30, 2023 and 2022, respectively.
(4)
Consolidated EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other operating gain (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from the Federal Communications Commission, or FCC, spectrum incentive auction less related expenses, expenses associated with investments, EBITDA attributable to redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings. We use the term consolidated EBITDA because that measure is defined in our 2017 Credit Agreement and 2023 Credit Agreement, and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from FCC spectrum incentive auction less related expenses, expenses associated with investments, EBITDA attributable to redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings.
(5)
Free cash flow is defined as consolidated EBITDA less cash paid for income taxes, net interest expense, capital expenditures (less amounts reimbursed by landlord) and non-recurring cash expenses plus dividend income, and other operating gain (loss). Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, and less interest income.

Entravision Communications

Unaudited Financial Results (In thousands)

	Three-Month Period
	Ended June 30,
	2023	2022	% Change
Net revenue	$273,381	$221,695	23%
Cost of revenue - digital (1)	195,836	144,965	35%
Operating expenses (1)	56,630	47,371	20%
Corporate expenses (1)	12,042	8,520	41%
Depreciation and amortization	6,509	6,263	4%
Change in fair value of contingent consideration	1,123	976	15%
Foreign currency (gain) loss	697	993	(30)%
Other operating (gain) loss	—	(834)	(100)%

Operating income (loss)	544	13,441	(96)%
Interest expense, net	(3,269)	(1,612)	103%
Dividend income	14	11	27%
Realized gain (loss) on marketable securities	(29)	—	*

Income (loss) before income taxes	(2,740)	11,840	*
Income tax benefit (expense)	739	(3,373)	*

Net income (loss)	(2,001)	8,467	*
Net (income) loss attributable to redeemable noncontrolling interest	12	—	*
Net income (loss) attributable to common stockholders	$(1,989)	$8,467	*

(1) Cost of revenue, operating expenses and corporate expenses are defined on page 2.

Net revenue in the second quarter of 2023 totaled $273.4 million, up 23% from $221.7 million in the prior-year period. Of the overall increase, $55.5 million was attributable to our digital segment and was primarily due to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not contribute to our financial results in our digital segment in the comparable period. The overall increase was partially offset by a decrease of $2.5 million attributable to our television segment, primarily due to decreases in political advertising revenue and national advertising revenue, partially offset by increases in local advertising revenue, spectrum usage rights revenue and retransmission consent revenue. In addition, the overall increase was partially offset by a decrease of $1.4 million attributable to our audio segment, primarily due to a decrease in political advertising revenue, and decreases in local and national advertising revenue.

Cost of revenue in the second quarter of 2023 totaled $195.8 million, up 35% from $145.0 million in the prior-year period. The increase was primarily due to increased cost of revenue related to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not contribute to our financial results in our digital segment in the comparable period.

Operating expenses in the second quarter of 2023 totaled $56.6 million, up 20% from $47.4 million in the prior-year period. Of the overall increase, $7.8 million was attributable to our digital segment and was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the timing of the 2023 annual restricted stock unit ("RSU") grant to certain employees, which was made in February 2023 compared to the 2022 annual grant, which was made in December 2022, and due to an increase in expenses associated with the increase in digital advertising revenue, an increase in salary expense, and due to various acquisitions, which did not contribute to our financial results in our digital segment in the comparable period. Additionally, of the overall increase in operating expenses, $0.1 million was attributable to our television segment primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, partially offset by a decrease in bad debt expense. In addition, of the overall increase in operating expenses, $1.3 million was attributable to our audio segment primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and due to an increase in salaries and increased rent expense in the temporary office space until the move to our new permanent offices, which was completed in June 2023.

Corporate expenses in the second quarter of 2023 totaled $12.0 million, up 41% from $8.5 million in the prior-year period. The increase was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and increases in professional service fees.

Entravision Communications

	Six-Month Period
	Ended June 30,
	2023	2022	% Change
Net revenue	$512,387	$418,867	22%
Cost of revenue - digital (1)	363,592	274,856	32%
Operating expenses (1)	109,260	91,233	20%
Corporate expenses (1)	22,544	17,244	31%
Depreciation and amortization	12,980	12,658	3%
Change in fair value of contingent consideration	(2,942)	6,076	*
Foreign currency (gain) loss	(259)	146	*
Other operating (gain) loss	—	(953)	(100)%

Operating income (loss)	7,212	17,607	(59)%
Interest expense, net	(6,437)	(3,042)	112%
Dividend income	32	14	129%
Realized gain (loss) on marketable securities	(61)	—	*
Gain (loss) on debt extinguishment	(1,556)	—	*

Income (loss) before income taxes	(810)	14,579	*
Income tax benefit (expense)	508	(4,225)	*

Net income (loss)	(302)	10,354	*
Net (income) loss attributable to redeemable noncontrolling interest	12	—	*
Net (income) loss attributable to noncontrolling interest	342	—	*
Net income (loss) attributable to common stockholders	$52	$10,354	(99)%

Net revenue for the six-month period of 2023 totaled $512.4 million, up 22% from $418.9 million in the prior-year period. Of the overall increase, $98.3 million was attributable to our digital segment and was primarily due to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not contribute to our financial results in our digital segment in the comparable period. The overall increase was partially offset by a decrease of $2.9 million attributable to our television segment, primarily due to decreases in political advertising revenue and national advertising revenue, partially offset by increases in local advertising revenue, spectrum usage rights revenue and retransmission consent revenue. In addition, the overall increase was partially offset by a decrease of $1.7 million attributable to our audio segment, primarily due to a decrease in political advertising revenue, and decreases in local and national advertising revenue.

Cost of revenue for the six-month period of 2023 totaled $363.6 million, up 32% from $274.9 million in the prior-year period. The increase was primarily due to increased cost of revenue related to advertising revenue growth from our digital commercial partnerships business, and due to various acquisitions, which did not contribute to our financial results in our digital segment in the comparable period.

Operating expenses for the six-month period of 2023 totaled $109.3 million, up 20% from $91.2 million in the prior-year period. Of the overall increase, $14.1 million was attributable to our digital segment and was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and due to an increase in expenses associated with the increase in digital advertising revenue, an increase in salary expense, and due to various acquisitions, which did not contribute to our financial results in our digital segment in the comparable period. Additionally, of the overall increase in operating expenses, $1.0 million was attributable to our television segment primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above. In addition, of the overall increase in operating expenses, $2.9 million was attributable to our audio segment primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and due to an increase in salaries and increased rent expense in the temporary office space until the move to our new permanent offices, which was completed in June 2023.

Corporate expenses for the six-month period of 2023 totaled $22.5 million, up 31% from $17.2 million in the prior-year period. The increase was primarily due to an increase in non-cash stock-based compensation, which is mainly a result of the 2023 annual RSU grant timing mentioned above, and increases in professional service fees, audit fees and rent expense.

Entravision Communications

Balance Sheet and Related Metrics

Cash and marketable securities as of June 30, 2023 totaled $126.5 million. Total debt under the Company’s credit agreement was $210.3 million. Net of $50 million of cash and marketable securities, total leverage as defined in the Company’s credit agreement was 1.8 times as of June 30, 2023. Net of total cash and marketable securities, total leverage was 1.0 times.

Unaudited Segment Results (In thousands)

	Three-Month Period			Six-Month Period
	Ended June 30,			Ended June 30,
	2023	2022	% Change	2023	2022	% Change
Net Revenue
Digital	$229,896	$174,378	32%	$426,378	$328,089	30%
Television	29,943	32,373	(8)%	60,255	63,240	(5)%
Audio	13,542	14,944	(9)%	25,754	27,538	(6)%
Total	$273,381	$221,695	23%	$512,387	$418,867	22%

Cost of Revenue - digital (1)
Digital	$195,836	$144,965	35%	$363,592	$274,856	32%

Operating Expenses (1)
Digital	25,043	17,262	45%	46,582	32,497	43%
Television	19,868	19,726	1%	39,967	38,966	3%
Audio	11,719	10,383	13%	22,711	19,770	15%
Total	$56,630	$47,371	20%	$109,260	$91,233	20%

Corporate Expenses (1)	$12,042	$8,520	41%	$22,544	$17,244	31%

Consolidated EBITDA (1)	$14,213	$22,481	(37)%	$27,235	$40,594	(33)%

(1) Cost of revenue, operating expenses, corporate expenses, and consolidated EBITDA are defined on page 2.

Notice of Conference Call

Entravision Communications Corporation will hold a conference call to discuss its second quarter 2023 results on Thursday, August 3, 2023 at 5:00 p.m. Eastern Time. To access the conference call, please dial (844) 836-8739 (U.S.) or (412) 317-5440 (Int’l) ten minutes prior to the start time and reference Conference ID number 10180063. The call will also be available via live webcast on the investor relations portion of the Company's website located at www.entravision.com.

About Entravision Communications Corporation

Entravision is a global advertising solutions, media and technology company. Over the past three decades, we have strategically evolved into a digital powerhouse, expertly connecting brands to consumers in the U.S., Latin America, Europe, Asia and Africa. Our digital segment, the company’s largest by revenue, offers a full suite of end-to-end advertising services in 40 countries. We have commercial partnerships with Meta, X Corp. (formerly known as Twitter), TikTok, and Spotify, and marketers can use our Smadex and other platforms to deliver targeted advertising to audiences around the globe. In the U.S., we maintain a diversified portfolio of television and radio stations that target Hispanic audiences and complement our global digital services. Entravision remains the largest affiliate group of the Univision and UniMás television networks. Shares of Entravision Class A Common Stock trade on the NYSE under ticker: EVC. Learn more about our offerings at entravision.com or connect with us on LinkedIn and Facebook.

Entravision Communications

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

For more information, please contact:

Christopher T. Young	Kimberly Orlando
Chief Financial Officer and Treasurer	ADDO Investor Relations
Entravision Communications Corporation	310-829-5400
310-447-3870	evc@addo.com

# # #

(Financial Table Follows)

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2023	2022	2023	2022
Net revenue	$273,381	$221,695	$512,387	$418,867

Expenses:
Cost of revenue - digital	195,836	144,965	363,592	274,856
Direct operating expenses	33,065	29,596	62,927	57,419
Selling, general and administrative expenses	23,565	17,775	46,333	33,814
Corporate expenses	12,042	8,520	22,544	17,244
Depreciation and amortization	6,509	6,263	12,980	12,658
Change in fair value of contingent consideration	1,123	976	(2,942)	6,076
Foreign currency (gain) loss	697	993	(259)	146
Other operating (gain) loss	—	(834)	—	(953)
	272,837	208,254	505,175	401,260
Operating income (loss)	544	13,441	7,212	17,607
Interest expense	(4,306)	(2,334)	(8,334)	(4,170)
Interest income	1,037	722	1,897	1,128
Dividend income	14	11	32	14
Realized gain (loss) on marketable securities	(29)	—	(61)	—
Gain (loss) on debt extinguishment	—	—	(1,556)	—
Income (loss) before income taxes	(2,740)	11,840	(810)	14,579
Income tax benefit (expense)	739	(3,373)	508	(4,225)

Net income (loss)	(2,001)	8,467	(302)	10,354
Net (income) loss attributable to redeemable noncontrolling interest	12	—	12	—
Net (income) loss attributable to noncontrolling interest	—	—	342	—
Net income (loss) attributable to common stockholders	$(1,989)	$8,467	$52	$10,354

Basic and diluted earnings per share:
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.02)	$0.10	$0.00	$0.12

Cash dividends declared per common share, basic and diluted	$0.05	$0.03	$0.10	$0.05

Weighted average common shares outstanding, basic	87,787,772	84,959,130	87,706,282	85,735,916
Weighted average common shares outstanding, diluted	87,787,772	86,985,817	89,807,095	87,803,178

Entravision Communications

Entravision Communications Corporation

Consolidated Balance Sheets

(In thousands; unaudited)

	June 30,	December 31,
	2023	2022
ASSETS
Current assets
Cash and cash equivalents	$99,580	$110,691
Marketable securities	26,881	44,528
Restricted cash	761	753
Trade receivables, net of allowance for doubtful accounts	210,008	224,713
Assets held for sale	301	—
Prepaid expenses and other current assets	36,655	27,238
Total current assets	374,186	407,923
Property and equipment, net	68,654	61,362
Intangible assets subject to amortization, net	60,089	61,811
Intangible assets not subject to amortization	207,453	207,453
Goodwill	90,706	86,991
Deferred income taxes	2,591	2,591
Operating leases right of use asset	45,204	44,413
Other assets	16,273	8,297
Total assets	$865,156	$880,841

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current maturities of long-term debt	$6,799	$5,256
Accounts payable and accrued expenses	236,276	237,415
Operating lease liabilities	6,397	5,570
Total current liabilities	249,472	248,241
Long-term debt, less current maturities, net of unamortized debt issuance costs	204,574	207,292
Long-term operating lease liabilities	46,863	42,151
Other long-term liabilities	14,538	30,198
Deferred income taxes	68,502	67,590
Total liabilities	583,949	595,472

Redeemable noncontrolling interest	47,288	—
Stockholders' equity
Class A common stock	8	8
Class U common stock	1	1
Additional paid-in capital	739,571	776,298
Accumulated deficit	(504,323)	(504,375)
Accumulated other comprehensive income (loss)	(1,338)	(1,510)
Total stockholders' equity	233,919	270,422
Noncontrolling interest	-	14,947
Total equity	233,919	285,369
Total liabilities and equity	$865,156	$880,841

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2023	2022	2023	2022
Cash flows from operating activities:
Net income (loss)	$(2,001)	$8,467	$(302)	$10,354
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,509	6,263	12,980	12,658
Deferred income taxes	76	(2,854)	(129)	(3,213)
Non-cash interest	46	431	179	711
Amortization of syndication contracts	120	115	240	231
Payments on syndication contracts	(121)	(116)	(241)	(234)
Non-cash stock-based compensation	5,968	2,636	10,021	5,209
(Gain) loss on marketable securities	29	—	61	-
(Gain) loss on disposal of property and equipment	(50)	(487)	18	(638)
(Gain) loss on debt extinguishment	—	—	1,556	—
Change in fair value of contingent consideration	1,123	976	(2,942)	6,076
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(15,677)	(11,792)	17,480	17,588
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(4,245)	1,153	(3,297)	(1,252)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	18,619	4,895	11,467	15,416
Net cash provided by operating activities	10,396	9,687	47,091	62,906
Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	50	2,507	50	2,671
Purchases of property and equipment	(8,108)	(1,662)	(14,858)	(3,209)
Purchase of a business, net of cash acquired	(6,930)	—	(6,930)	—
Purchases of marketable securities	(775)	(1,722)	(10,172)	(87,239)
Proceeds from sale of marketable securities	12,389	10,499	28,093	10,499
Purchases of investments	(80)	—	(200)	—
Issuance of loan receivable	(8,086)	—	(8,086)	—
Net cash provided by (used in) investing activities	(11,540)	9,622	(12,103)	(77,278)
Cash flows from financing activities:
Proceeds from stock option exercises	241	—	554	218
Tax payments related to shares withheld for share-based compensation plans	(15)	(10)	(95)	(267)
Payments on debt	(1,497)	(750)	(213,245)	(1,500)
Dividends paid	(4,396)	(2,124)	(8,782)	(4,291)
Distributions to noncontrolling interest	(2,834)	—	(3,380)	—
Repurchase of Class A common stock	—	(4,138)	—	(11,280)
Payment of contingent consideration	(31,710)	(28,876)	(31,710)	(43,606)
Principal payments under finance lease obligation	(38)	(29)	(76)	(39)
Proceeds from borrowings on debt	14	—	212,419	—
Payments for debt issuance costs	(492)	—	(1,777)	—
Net cash used in financing activities	(40,727)	(35,927)	(46,092)	(60,765)
Effect of exchange rates on cash, cash equivalents and restricted cash	—	(5)	1	(6)
Net increase (decrease) in cash, cash equivalents and restricted cash	(41,871)	(16,623)	(11,103)	(75,143)
Cash, cash equivalents and restricted cash:
Beginning	142,212	127,323	111,444	185,843
Ending	$100,341	$110,700	$100,341	$110,700

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2023	2022	2023	2022

Consolidated EBITDA (1)	$14,213	$22,481	$27,235	$40,594
EBITDA attributable to redeemable noncontrolling interest	417	—	417	—
EBITDA attributable to noncontrolling interest	—	—	230	—
Interest expense	(4,306)	(2,334)	(8,334)	(4,170)
Interest income	1,037	722	1,897	1,128
Dividend income	14	11	32	14
Realized gain (loss) on marketable securities	(29)	—	(61)	—
Income tax expense	739	(3,373)	508	(4,225)
Amortization of syndication contracts	(120)	(115)	(240)	(231)
Payments on syndication contracts	121	116	241	234
Non-cash stock-based compensation included in direct operating expenses	(2,725)	(939)	(4,581)	(1,897)
Non-cash stock-based compensation included in corporate expenses	(3,243)	(1,697)	(5,440)	(3,312)
Depreciation and amortization	(6,509)	(6,263)	(12,980)	(12,658)
Change in fair value of contingent consideration	(1,123)	(976)	2,942	(6,076)
Non-recurring cash severance charge	(487)	—	(612)	—
Other operating gain (loss)	—	834	—	953
Gain (loss) on debt extinguishment	—	—	(1,556)	—
Net (income) loss attributable to redeemable noncontrolling interest	12	—	12	—
Net (income) loss attributable to noncontrolling interest	—	—	342	—
Net income (loss) attributable to common stockholders	(1,989)	8,467	52	10,354

Depreciation and amortization	6,509	6,263	12,980	12,658
Deferred income taxes	76	(2,854)	(129)	(3,213)
Non-cash interest	46	431	179	711
Amortization of syndication contracts	120	115	240	231
Payments on syndication contracts	(121)	(116)	(241)	(234)
Non-cash stock-based compensation	5,968	2,636	10,021	5,209
Realized (gain) loss on marketable securities	29	—	61	—
(Gain) loss on debt extinguishment	—	—	1,556	—
(Gain) loss on disposal of property and equipment	(50)	(487)	18	(638)
Change in fair value of contingent consideration	1,123	976	(2,942)	6,076
Net income (loss) attributable to redeemable noncontrolling interest	(12)	—	(12)	—
Net income (loss) attributable to noncontrolling interest	—	—	(342)	—
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(15,677)	(11,792)	17,480	17,588
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(4,245)	1,153	(3,297)	(1,252)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	18,619	4,895	11,467	15,416
Cash flows from operating activities	10,396	9,687	47,091	62,906

(1) Consolidated EBITDA is defined on page 2.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2023	2022	2023	2022
Consolidated EBITDA (1)	$14,213	$22,481	$27,235	$40,594
Net interest expense (1)	(3,223)	(1,181)	(6,258)	(2,331)
Dividend income	14	11	32	14
Cash paid for income taxes	(3,510)	(6,227)	(3,582)	(7,438)
Capital expenditures (2)	(8,108)	(1,662)	(14,858)	(3,209)
Landlord incentive reimbursement	2,659	—	3,509	—
Non-recurring cash severance charge	(487)	—	(612)	—
Other operating gain (loss)	—	834	—	953
Free cash flow (1)	1,558	14,256	5,466	28,583

Capital expenditures (2)	8,108	1,662	14,858	3,209
Landlord incentive reimbursement	(2,659)	—	(3,509)	—
EBITDA attributable to redeemable noncontrolling interest	417	—	417	—
EBITDA attributable to noncontrolling interest	—	—	230	—
(Gain) loss on disposal of property and equipment	(50)	(487)	18	(638)
Cash paid for income taxes	3,510	6,227	3,582	7,438
Deferred income taxes	76	(2,854)	(129)	(3,213)
Income tax (expense) benefit	739	(3,373)	508	(4,225)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(15,677)	(11,792)	17,480	17,588
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(4,245)	1,153	(3,297)	(1,252)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	18,619	4,895	11,467	15,416
Cash Flows From Operating Activities	$10,396	$9,687	$47,091	$62,906

(1)
Consolidated EBITDA, net interest expense, and free cash flow are defined on page 2.
(2)
Capital expenditures are not part of the consolidated statement of operations.